Exhibit 4.2

013466

NUMBER

FPO Pr

PREFERRED SHARES OF BENEFICIAL INTEREST

PAR VALUE $.001

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

CUSIP

SEE REVERSE FOR CERTAIN RESTRICTIONS

SHARES

–0–

FIRST POTOMAC REALTY TRUST

A REAL ESTATE INVESTMENT TRUST ORGANIZED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE PREFERRED SHARES OF BENEFICIAL INTEREST PAR VALUE $.001 OF

First Potomac Realty Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust and any amendments thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the duly authorized officers of the Trust.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

KYUNG RHEE
SECRETARY

DOUGLAS J. DONATELLI
PRESIDENT AND CHIEF EXECUTIVE OFFICER

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST PAR VALUE 8.001 OF
First Potomac Reality Trust, transferable on the books of the Trust by the holder herself in person in by duly authorised attorney, upon surrender of this certificate properly enclosed. this certificate and the shares requested hereby are issued and shall be whole subject to all of the provisions of the Declarations of Trust of the Trust and any amendments thereto. This certificates is not valid until consignment and resigned by the transfer agent and Registers.
Witness the provide signatures of the draft authorised officers of the Trust
Dated:

FIRST POTOMAC REALTY TRUST

     The Trust will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of each class authorized to be issued and, with respect to the classes of shares which may be issued in series, the differences in the relative rights and preferences between the shares of each series, to the extent they have been set. Such request may be made to the Secretary of the Trust at its principal office or to the Transfer Agent.

     The securities represented by this certificate are subject to restrictions on ownership and transfer contained in the Declaration of Trust of the Trust for the purpose of the Trust’s maintenance of its status as a real estate investment trust under the internal Revenue Code of 1986, as amended. A copy of the Declaration of Trust and information about the restrictions in affect will be furnished by the Trust to any holder of this certificate upon request and without charge. All capitalized terms in this legend have the meanings defined in the Declaration of Trust of the Trust. If the restrictions on ownership or transfer are violated, the securities represented hereby will be designated and treated as Shares which will be held in the Charitable Trust by the Trust.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT/TRANS MIN ACT-		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts/Transfers to Minors Act
survivorship and not as tenants
		in common		(state)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                      HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

shares of the shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated

NOTICE: The Signature To this Assignment Must Correspond With The Name As Written Upon The Face Of The Certificate In Every Particular, Without Alteration Or Enlargement Or Any Change Whatever.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE TRUST WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.